Exhibit 99.1

LOTUS TECH

group-lotus.com

Lotus Technology to Go Public through Business Combination with L Catterton Asia Acquisition Corp, Accelerating Lotus’s Vision to Deliver All-Electric, Sustainable Luxury Vehicles Globally

•	Lotus Tech is a pioneering luxury electric vehicle maker that operates under the iconic British brand, Lotus. L Catterton Asia Acquisition Corp is a special purpose acquisition company listed on the Nasdaq (NASDAQ: LCAA) that is affiliated with L Catterton, a leading global consumer-focused investment firm.

•	The Business Combination transaction between Lotus Tech and LCAA values the Combined Company at a pro forma enterprise value of approximately US$5.4 billion, taking into account up to approximately US$288 million of cash from LCAA’s trust account (assuming none of LCAA’s public shareholders elect to redeem their shares).

•	All existing Lotus Tech equity holders, including Geely Holding, Etika, NIO Capital, etc. are expected to retain their interests in Lotus Tech and own a total of approximately 89.7% of the issued and outstanding equity of the Combined Company immediately following the closing of the Business Combination (assuming none of LCAA’s public shareholders elect to redeem their shares, among other assumptions), underscoring their continued confidence in Lotus Tech’s growth strategy and outlook.

•	Lotus Tech’s current leadership team led by CEO Qingfeng Feng will continue to lead the Combined Company, contributing their extensive experience in the global automobile industry.

•	Lotus Tech’s first fully electric hyper SUV, Eletre, is expected to begin delivery in China in the first quarter of this year, and in the UK and EU later this year. Planning is underway for future delivery of Eletre to the U.S. and rest of the world, leveraging the Lotus brand’s global network across core regions.

•	Proceeds from the Business Combination are expected to be used for further product innovation, next-generation automobility technology development, global distribution network expansion and general corporate purposes.

New York and Singapore – January 31, 2023 – Lotus Technology Inc. (“Lotus Tech” or the “Company”), a leading global luxury electric vehicle (“EV”) maker, and L Catterton Asia Acquisition Corp (“LCAA”) (NASDAQ: LCAA), a special purpose acquisition company formed by affiliates of L Catterton, a leading global consumer-focused investment firm, announced today that they have entered into a definitive agreement and plan of merger (the “Merger Agreement”).

Upon completion of the transactions contemplated by the Merger Agreement (the “Business Combination”), the combined company following the Business Combination (the “Combined Company”) is expected to retain its name as “Lotus Technology Inc.”, and its ordinary shares are expected to be listed on the Nasdaq under the ticker symbol “LOT”. The Business Combination implies an estimated enterprise value of approximately US$5.4 billion for Lotus Tech.

Through a manufacturing partnership with its existing shareholder, Zhejiang Geely Holding Group (together with its affiliates, “Geely Holding”), a global mobility technology group, Lotus Tech leverages Geely Holding’s 150,000 annual unit capacity, dedicated EV manufacturing and integrated racing facility in Wuhan, China. Geely Holding has a proven track record in transforming and accelerating the growth of auto brands and unparalleled manufacturing capabilities worldwide. This partnership with Geely Holding will enable Lotus Tech to operate with an asset-light business model, focusing on the research and development (“R&D”) and distribution of EVs globally (upon integration with the Lotus brand’s existing distribution networks).

The Lotus brand was founded in the UK in 1948. Today, with the backing and global resources of Geely Holding, Lotus Tech is committed to becoming an advanced, fully electric, intelligent, and sustainable luxury mobility provider ahead of the brand’s 80th anniversary in 2028. Lotus Tech is the brand’s technology, sales and marketing division, integrating 75 years of technological expertise into a new generation of lifestyle vehicles. Fusing proprietary next-generation technology built on world-class R&D capabilities with decades of British racing heritage, Lotus Tech expects to break new ground in electrification, digitalisation and intellectualisation.

LOTUS 2023	路特斯科技

LOTUS TECH

group-lotus.com

Lotus Tech has successfully developed luxury EVs ahead of its traditional, internal combustion engine-focused peers by leveraging its wholly-owned R&D facilities spanning Coventry in the UK and Frankfurt in Germany, as well as Wuhan, Shanghai, and Ningbo in China. Its first fully electric hyper SUV, Eletre, is expected to begin delivery in China this quarter and in the UK and EU later this year. Planning is underway for future delivery of Eletre to the U.S. and rest of the world, leveraging the Lotus brand’s global network across these core regions.

Eletre features numerous innovative technologies, including fully embedded L4 hardware capabilities enabled by the world’s first deployable LiDAR system and Lotus Tech’s self-developed software system. It is powered by Lotus Tech’s 800V high-voltage Electrical Performance Architecture, entailing super-charging capabilities, high energy conservation, and high-speed data transmission. Lotus Tech’s architecture also provides increased adaptability for varying battery sizes, motors, and component layouts across vehicle classes. The Company plans to broaden its portfolio of luxury EVs featuring groundbreaking technologies over the next four years, beginning with the expected launches of an E-segment sedan and a D-segment SUV.

Mr. Qingfeng Feng, Chief Executive Officer of Lotus Tech, commented, “This is an exciting time for Lotus Tech as we work towards delivering our first fully electric hyper SUV, applying our innovation and engineering expertise to meet the rising global demand for luxury EVs. In L Catterton, we have found a partner with an impressive track record of not only building iconic premium brands and creating value for companies by leveraging worldwide consumer expertise, but also bringing them to public markets and powering their long-term development. We expect the partnership to provide significant support as Lotus Tech expands globally, with promising brand collaboration and strategic partnership potential worldwide. We believe the proposed Business Combination and listing will help position Lotus Tech as a leading global luxury EV company and will enable us to further execute our strategy, accelerate our growth, and importantly, further our mission to steer the industry towards a more sustainable future.”

“The global EV market is expanding rapidly, with the luxury segment growing at a faster pace than the broader industry. China, the EU, the UK, and the U.S. are expected to fuel the majority of this growth over the next decade as government policies in these regions provide further tailwinds for EV sales,” said Chinta Bhagat, Co-Chief Executive Officer of LCAA and a Managing Partner in the Asia fund of L Catterton. “Lotus Tech is well positioned to benefit from these dynamics, as it is a pioneer in the decarbonisation of luxury automobiles and its management team and R&D experts have demonstrated that they have the ability to lead the energy transition in the Company’s target segment and geographies. We look forward to a fruitful partnership with them to extend Lotus Tech’s technological and market leadership.”

Lotus Tech Investment Highlights

•	Early mover in the modern sustainable luxury BEV market
•	Iconic brand with racing heritage
•	Proprietary next-generation technology built on world-class R&D capabilities
•	Asset-light business model supported by Geely Holding ecosystem
•	Unrivalled focus on sustainability, targeting fully electric product portfolio
•	Luxury retailing experience and digital-first, omni-channel sales model
•	Global, experienced and visionary leadership

Transaction Overview

The Business Combination values the Combined Company at a pro forma enterprise value of approximately US$5.4 billion, taking into account up to approximately US$288 million of cash proceeds from LCAA’s trust account (assuming none of LCAA’s public shareholders elect to redeem their shares).

LOTUS 2023	路特斯科技

LOTUS TECH

group-lotus.com

All existing Lotus Tech equity holders, including Geely Holding, Etika, NIO Capital, etc. are expected to retain their interests in Lotus Tech and own a total of approximately 89.7% of the issued and outstanding equity of the Combined Company immediately following the closing of the Business Combination (assuming none of LCAA’s public shareholders elect to redeem their shares, among other assumptions), underscoring their continued confidence in Lotus Tech’s growth strategy and outlook.

Concurrently with the entry into the Merger Agreement, (i) a wholly-owned subsidiary of Lotus Tech has entered into a distribution agreement with Lotus Cars Limited, which is an indirect wholly-owned subsidiary of Lotus Advance Technologies Sdn Bhd and an affiliate of Lotus Tech, and the entity carrying out Lotus’s sportscar manufacturing operations, pursuant to which such wholly-owned subsidiary of Lotus Tech is appointed the global distributor for Lotus Cars Limited for Lotus’s sportscar vehicles, parts and certain tools, and, in connection with its role as global distributor, will provide after sale services for Lotus’s sportscar vehicles, parts and tools distributed, and (ii) Lotus Tech has entered into a put option agreement with affiliates of each of Geely Holding and Etika, pursuant to which affiliates of each of Geely Holding and Etika will have an option to require Lotus Tech to purchase at a pre-agreed price, at a future date and upon satisfaction of certain pre-agreed conditions (with the exercise of such an option by affiliates of each of Geely Holding and Etika not cross-conditioned on one another), the equity interests held by such affiliate of Geely Holding and Etika in Lotus Advance Technologies Sdn Bhd.

Lotus Tech intends to use the net proceeds from the Business Combination for further product innovation, next-generation automobility technology development, global distribution network expansion and general corporate purposes.

The Combined Company’s board of directors is expected to include one director designated by LCAA.

The Business Combination has been unanimously approved by the boards of directors of both Lotus Tech and LCAA, and is expected to be completed in the latter half of 2023, subject to the approval of LCAA’s shareholders and Lotus Tech’s shareholders, respectively, and the satisfaction or the waiver of other closing conditions specified in the Merger Agreement. Upon completion of the Business Combination, the Combined Company will retain its name as "Lotus Technology Inc." and will be headquartered in Wuhan, China.

Additional information on the proposed Business Combination, including a copy of the Merger Agreement and investor presentation will be provided in a Current Report on Form 8-K, to be filed by LCAA with the U.S. Securities and Exchange Commission.

Advisors

Deutsche Bank is acting as financial advisor, Skadden, Arps, Slate, Meagher & Flom as international legal counsel, and Han Kun Law Offices as PRC counsel to Lotus Tech. Credit Suisse Securities (USA) LLC is serving as capital markets advisor, Kirkland & Ellis as international legal counsel and Fangda Partners as PRC counsel to LCAA. Shearman & Sterling LLP is acting as international legal counsel to Credit Suisse Securities (USA) LLC.

About Lotus Technology

Lotus Technology Inc., headquartered in Wuhan, China, has operations across China, the UK, and the EU. The Company is dedicated to delivering luxury lifestyle battery electric vehicles including SUVs and sedans with a focus on world-class R&D in next-generation automobility technologies such as electrification, digitalisation and more.

About L Catterton Asia Acquisition Corp

L Catterton Asia Acquisition Corp is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. While it may pursue an initial target business in any industry or sector, it has focused its search on high-growth, consumer technology sectors across Asia. For more information about L Catterton Asia Acquisition Corp, please visit www.lcaac.com.

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LOTUS TECH

group-lotus.com

About L Catterton

L Catterton is a market-leading consumer-focused investment firm, managing more than $30 billion of equity capital across three multi-product platforms: private equity, credit and real estate. Leveraging deep category insight, operational excellence, and a broad network of strategic relationships, L Catterton's team of more than 200 investment and operating professionals across 17 offices partners with management teams to drive differentiated value creation across its portfolio. Founded in 1989, the firm has made over 250 investments in some of the world's most iconic consumer brands. For more information about L Catterton, please visit lcatterton.com.

Forward-Looking Statements

This press release (the “Press Release”) contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, that are based on beliefs and assumptions and on information currently available to Lotus Tech and LCAA. All statements other than statements of historical fact contained in this Press Release are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “forecast”, “plan”, “seek”, “future”, “propose” or “continue”, or the negatives of these terms or variations of them or similar terminology although not all forward-looking statements contain such terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

LOTUS 2023	路特斯科技

LOTUS TECH

group-lotus.com

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by LCAA and its management, and Lotus Tech and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the proposed Business Combination between LCAA, Lotus Tech and the other parties thereto (the “Business Combination”); (2) the outcome of any legal proceedings that may be instituted against LCAA, the Combined Company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the amount of redemption requests made by LCAA public shareholders and the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of LCAA, to obtain financing to complete the Business Combination or to satisfy other conditions to closing and; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Combined Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) risks associated with changes in applicable laws or regulations and Lotus Tech’s international operations; (10) the possibility that Lotus Tech or the Combined Company may be adversely affected by other economic, business, and/or competitive factors; (11) Lotus Tech’s estimates of expenses and profitability; (12) Lotus Tech’s ability to maintain agreements or partnerships with its strategic partner Geely Holding and to develop new agreements or partnerships; (13) Lotus Tech’s ability to maintain relationships with its existing suppliers and strategic partners, and source new suppliers for its critical components, and to complete building out its supply chain, while effectively managing the risks due to such relationships; (14) Lotus Tech’s reliance on its partnerships with vehicle charging networks to provide charging solutions for its vehicles and its strategic partners for servicing its vehicles and their integrated software; (15) Lotus Tech’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm, including from lithium-ion battery cells catching fire or venting smoke; (16) delays in the design, manufacture, launch and financing of Lotus Tech’s vehicles and Lotus Tech’s reliance on a limited number of vehicle models to generate revenues; (17) Lotus Tech’s ability to continuously and rapidly innovate, develop and market new products; (18) risks related to future market adoption of Lotus Tech’s offerings; (19) increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors; (20) Lotus Tech’s reliance on its partners to manufacture vehicles at a high volume, some of which have limited experience in producing electric vehicles, and on the allocation of sufficient production capacity to Lotus Tech by its partners in order for Lotus Tech to be able to increase its vehicle production capacities; (21) risks related to Lotus Tech’s distribution model; (22) the effects of competition and the high barriers to entry in the automotive industry, and the pace and depth of electric vehicle adoption generally on Lotus Tech’s future business; (23) changes in regulatory requirements, governmental incentives and fuel and energy prices; (24) the impact of the global COVID-19 pandemic on LCAA, Lotus Tech, Lotus Tech’s post business combination’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and (25) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in LCAA’s final prospectus relating to its initial public offering (File No. 333-253334) declared effective by the SEC on March 10, 2021, and other documents filed, or to be filed, with the U.S. Securities and Exchange Commission (the “SEC”) by LCAA or Lotus Tech, including the Registration/Proxy Statement (as defined below). There may be additional risks that neither LCAA nor Lotus Tech presently know or that LCAA or Lotus Tech currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this Press Release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved in any specified time frame, or at all, or that any of the contemplated results of such forward-looking statements will be achieved in any specified time frame, or at all. The forward-looking statements in this Press Release represent the views of LCAA and Lotus Tech as of the date they are made. While LCAA and Lotus Tech may update these forward-looking statements in the future, LCAA and Lotus Tech specifically disclaim any obligation to do so, except to the extent required by applicable law. You should not place undue reliance on forward-looking statements.

Projections

Lotus Tech’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Press Release, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Press Release. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. While such information and projections are necessarily speculative, LCAA and Lotus Tech believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Lotus Tech or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Press Release should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

LOTUS 2023	路特斯科技

LOTUS TECH

group-lotus.com

Actual results may differ as a result of the completion of Lotus Tech’s financial reporting period closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither Lotus Tech’s nor LCAA’s independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Additional Information

In connection with the proposed Business Combination, (i) Lotus Tech is expected to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of LCAA and a preliminary prospectus (the “Registration/Proxy Statement”), and (ii) LCAA will file a definitive proxy statement relating to the proposed Business Combination (the “Definitive Proxy Statement”) and will mail the Definitive Proxy Statement and other relevant materials to its shareholders after the Registration/Proxy Statement is declared effective. The Registration/Proxy Statement will contain important information about the proposed Business Combination and the other matters to be voted upon at a meeting of LCAA shareholders to be held to approve the proposed Business Combination. This Press Release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

Before making any voting or other investment decisions, securityholders of LCAA and other interested persons are advised to read, when available, the Registration/Proxy Statement and the amendments thereto and the Definitive Proxy Statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about LCAA, Lotus Tech and the Business Combination. When available, the Definitive Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to shareholders of LCAA as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the Registration/Proxy Statement, the Definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: LCAA, 8 Marina View, Asia Square Tower 1, #41-03, Singapore 018960, attention: Katie Matarazzo.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

LCAA and Lotus Tech, and certain of their directors and executive officers, may be deemed participants in the solicitation of proxies from LCAA’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in LCAA is set forth in LCAA’s filings with the SEC (including LCAA’s final prospectus related to its initial public offering (File No. 333-253334) declared effective by the SEC on March 10, 2021), and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to LCAA, 8 Marina View, Asia Square Tower 1, #41-03, Singapore 018960, attention: Katie Matarazzo. Additional information regarding the interests of such participants and other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the proposed Business Combination will be contained in the Registration/Proxy Statement for the proposed Business Combination when available.

LOTUS 2023	路特斯科技

LOTUS TECH

group-lotus.com

No Offer and Non-Solicitation

This Press Release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of LCAA or Lotus Tech, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contact Information

For inquiries regarding Lotus Tech

Demi Zhang

ir@group-lotus.com

Brunswick Group

Lotustechmedia@brunswickgroup.com

For inquiries regarding LCAA and/or L Catterton

Julie Hamilton (U.S.)

media@lcatterton.com

+1 203 742 5185

Bob Ong / Bonnie Gan (Asia)

bob.ong@lcatterton.com / bonnie.gan@lcatterton.com

+65 6672 7619 / +86 10 8555 1807

LOTUS 2023	路特斯科技